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                                  Exhibit 23.0

                              NEWMIL BANCORP, INC.
                      CONSENT OF PRICEWATERHOUSECOOPERS LLP

CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
  NewMil Bancorp, Inc.

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No 0-16455) of NewMil Bancorp, Inc. and Subsidiary of our report dated January 18, 2002 relating to the financial statements, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 20, 2002